UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                        Date of Report: November 7, 2003
                        ---------------------------------
                        (Date of earliest event reported)



                       CHINA XIN NETWORK MEDIA CORPORATION
                       -----------------------------------
            (Exact name of registrant as specified in its charter)



             FLORIDA            000-29915             65-0786722
             -------            ---------             ----------
            State of           Commission            IRS Employer
         incorporation         File Number       Identification Number




            1111 Brickell Avenue, 11th Floor, Miami, Florida 33130
            -------------------------------------------------------
                  (Address of principal executive offices)


                             Tel: (514) 820-9347
                             -------------------
                         (Issuer's telephone number)

Item 1.  Changes in Control of Registrant
-----------------------------------------
On November 7, 2003, the registrant issued 97,470,000 common shares to 3884368 Canada Inc. for consideration of assuming $974,700 of liabilities of the registrant. 3884368 Canada Inc., is owned by Options Management Inc., the holding company of Jean-Francois Amyot, the President, CEO and Chairman of the registrant.

Following this transaction, Jean-Francois Amyot becomes the beneficial owner of 116,158,768 common shares of the registrant representing 50.9% of the 228,042,401 issued and outstanding common shares of the registrant.


Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

On November 7, 2003, the registrant issued a press release announcing certain events. The press release has been attached as exhibit to this filing.

The events are as follows:

1. The registrant entered into an agreement with 3884386 Canada Inc., a major shareholder of the registrant, to transfer all its liabilities of $974,700 in exchange for the issuance of 97,470,000 restricted common shares.

The Chairman of CXN stated in the press release that the elimination of the company's liabilities is the first step towards dramatically improving the company's balance sheet.

2. The registrant announced the appointment of Mr. Benoit Briere to the Board of Directors.

3. The registrant signed service agreement with consultants Mr. Trevor Vale and Mr. Jason Lake to assist the company's executives with the new business plan, management structure, procedures and implementing the new business model. The consultants have agreed to receive shares as their remuneration for their services. The registrant has issued 3 million common shares each,for a total of 6 million shares.

Taking into effect the issuance of the additional 6 million shares, the registrant has a total of 234,042,401 issued and outstanding common shares.

Further events; on November 11, 2003, an emergency shareholders meeting was held, where shareholders representing 51% of the vote as of September 30, 2003, approved the nomination of Jean-Francois Amyot as the Chairman, Benoit Briere as a director as well as voted to formally remove Len Sellers, Li Kai and Chunzheng Wang as Directors. The Board of Directors than voted to remove Len Sellers as an officer of the corporation and approved the appointment Jean-Francois Amyot as President and Chief Executive Officer.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHINA XIN NETWORK MEDIA CORPORATION

DATE: November 13 , 2003      //s JEAN-FRANCOIS AMYOT
                              ------------------------
                              Jean-Francois Amyot
                              President, CEO and Chairman
                              CXN Media Corp.

EXHIBTS  99.1

Press Release Source: China Xin Network Media Corp.

CXN Media Corporation Continues the Corporate Restructure
Friday November 7, 8:31 am ET

MIAMI--(BUSINESS WIRE)--Nov. 7, 2003--China Xin Network Media Corporation (OTCBB: CXIN - News) announced today that it had taken a series of immediate actions to accelerate the corporate restructure.

The company entered into an agreement with 3884368 Canada Inc. one of CXN's major shareholder to transfer all liabilities to 3884368 Canada Inc. Under the agreement, 3884368 Canada Inc. takes full and complete responsibility to settle
 CXN's total current liabilities totaling $974,700 USD. In exchange for the transfer of the liabilities to 3884368 Canada Inc, CXN will issue 97,470,000 restricted common shares. 3884368 Canada Inc., which already owned 18,743,768 shares, will now have a total of 116,213,768 restricted common shares representing majority controlling interest equal to approximately 50% of the vote.

"The elimination of the company's liabilities is the first step towards dramatically improving the company's balance sheet" Said Mr. Amyot, CXN's Chairman. "It was a necessary step towards rebuilding the company" further added Mr. Amyot.

The company proceeded by appointing Mr. Benoit Briere to the Board of Directors. Mr. Briere brings years of experience in strategic consulting for early stage companies. Mr. Biere is the Chairman and CEO of Boomba Holdings, which provides angel funding, venture capital funding, governance, management support and strategic consulting. In addition to the new Director, the company also signed service agreements with consultants, Mr. Trevor Vale and Mr. Jason Lake to assist the company's executives with the business plan, management structure, procedures and implementing the new business model. Since the company does not currently have sufficient cash available, the consultants have agreed to receive shares in lieu of a cash payment. The company proceeded to issue 3 million shares to both individuals.

As stated above, these immediate actions have been taken by the company in order to accelerate the corporate restructure and to implement the new business plan as soon as possible. The company plans to seek shareholder approval on the new business plan, new management, Board of Directors appointments and other issues. The company plans to call and hold a formal shareholder's meeting on or before January 23, 2004.

About Mr. Briere

Since 1999, Benoit is Chairman and CEO of Boomba Holdings Inc, which provides angel funding, venture capital funding, governance, management support, and strategic consulting for early stage companies. Prior, Benoit was President of AT&T Canada Prepaid Card Services, where he was instrumental in realizing record revenue and growth. Before AT&T Canada, Benoit co-founded and was President of Canada Telecom Network Inc., a market leading telecom company that was ultimately purchased by AT&T Corp., in an eight figure cash-out. Previously, Benoit was Vice-President of Sales at CBCI Telecom Inc., Canada's largest videoconferencing company, achieving significant market penetration in Canada's 1000 largest corporations. Also, he negotiated an exclusive distribution and co-marketing agreement with British Telecom PLC, for the exclusive sale and marketing of British Telecom videoconferencing products for the United States and Canada. Prior to CBCI Telecom, Benoit was Director of Sales and Marketing at Videotron Inc., Canada's second largest cable company where he was directly involved in launching Canada's first interactive cable service, Videoway.

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.

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Contact:
     China Xin Network Media Corp.
     Jean-Francois Amyot, 514-820-9347